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                UNITED STATES SECURITIES AND EXCHANGE COMMISSION
                             Washington, D. C. 20549



                                    FORM 8-K


[X] CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE
    ACT OF 1934


                         Date of Report: October 3, 2003


                          Commission File Number 1-3634

                             CONE MILLS CORPORATION
             (Exact name of registrant as specified in its charter)


       North Carolina                                   56-0367025
       --------------                                   ----------
(State or other jurisdiction)               (I.R.S. Employer Identification No.)


804 Green Valley Road, Suite 300, Greensboro, N.C.          27408
--------------------------------------------------          -----
(Address of principal executive offices)                  (Zip Code)


        Registrant's telephone number, including area code: 336-379-6220











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                                     PART II


Item 3. Bankruptcy or Receivership.

         On September 24, 2003, Cone Mills Corporation (the "Company") and certain of its subsidiaries filed voluntary petitions under chapter 11 of title 11, United States Code (the "Bankruptcy Code") in the United States Bankruptcy Court for the district of Delaware (Case Nos. 03-12943 through 03-129246). The Company and its subsidiaries remain in possession of their assets and properties and continue to operate their businesses and manage their properties as debtors-in-possession pursuant to sections 1107(a) and 1108 of the Bankruptcy Code. On September 26, 2003, the Bankruptcy Court issued an interim order authorizing the Company to enter into securitization documents and sell accounts receivable up to $35 million with GE Capital Corporation. The Company issued a press release, a copy of which is attached hereto as Exhibit 99.1, previously filed as Exhibit 99.1 to Report on Form 8-K filed September 24, 2003, and incorporated by reference herein, announcing the chapter 11 filing and the assignment of the financing. The Company issued a second press release, a copy of which is attached hereto as Exhibit 99.2, previously filed as Exhibit 99.1 to Report on Form 8-K filed September 29, 2003, and incorporated by reference herein, announcing Bankruptcy Court approval of the financing.



Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits

(c)      Exhibits

         99.1     Press release, dated September 24, 2003.

         99.2     Press release, dated September 29, 2003.





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                                   SIGNATURES




Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                     CONE MILLS CORPORATION
                                     (Registrant)




Date:    October 3, 2003             /s/Neil W. Koonce
                                     Neil W. Koonce
                                     Vice President, General Counsel and
                                     Secretary



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Exhibit
  No.      Description

99.1       Press release, dated September 24, 2003.

99.2       Press release, dated September 29, 2003.